                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.      )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Under Rule 14a-12

                     PRUDENTIAL'S GIBRALTAR FUND, INC.
----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                                    N/A
----------------------------------------------------------------------------
  (Name of Person(s)Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials:

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1)  Amount previously paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                       PRUDENTIAL'S GIBRALTAR FUND, INC.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                           IMPORTANT PROXY MATERIALS
                                PLEASE VOTE NOW!
                                  MAY   , 2003

                            ------------------------

Dear Planholder:

    I am inviting you to vote on two proposals relating to the management and operation of Prudential's Gibraltar Fund, Inc. (the "Fund"). A Special Meeting of Planholders having a right to vote with respect to the Fund is scheduled for July 17, 2003. This package contains information about the proposals and includes materials you will need to vote.

    The Board of Directors of the Fund has reviewed the proposals and has recommended that the proposals be presented to you for consideration. Although the Directors have determined that the proposals are in your best interest, the final decision is yours. The accompanying proxy statement includes a detailed description of the proposals.

    Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

    TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

    - BY MAIL. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

    - BY INTERNET. Have your proxy card available. Go to the web site: www.proxyweb.com Enter your control number from your proxy card. Follow the simple instructions found on the web site.

    - BY TELEPHONE. Call 1-800-690-6903 toll free (phone line is available 24 hours a day).

    - IN PERSON.  By attending the meeting and voting your shares.

    If you have any questions before you vote, please call us at 1-888-778-2888 from 8 a.m. to 8 p.m. Eastern Time, Monday through Friday. We're glad to help you understand the proposals and assist you in voting. Thank you for your participation.

                                 Sincerely,

                                 /s/ David R. Odenath, Jr.

                                 David R. Odenath, Jr.
                                 PRESIDENT

     IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

    Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q.  WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the election of a new Board of Directors for the Fund and the approval of amendments to the Fund's Articles of Incorporation.

Q.  WILL THE PROPOSED CHANGES RESULT IN HIGHER MANAGEMENT FEES?

A.  No.

Q.  HAS THE FUND'S BOARD APPROVED THE PROPOSALS?

A. Yes. Your Fund's Board has approved the proposals and recommends that you vote to approve the proposals.

Q.  HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a Planholder, you are entitled to one vote for each share of common stock of the Fund in which you have an interest on the record date. The record date is May 2, 2003.

Q.  HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Prudential at 1-888-778-2888.

    You may also vote via the Internet. To do so, have your proxy card available and go to the web site: www.proxyweb.com. Enter your control number from your proxy card and follow the instructions found on the web site.

    Finally, you can vote by telephone. Call 1-800-690-6903 toll free. This phone line is available 24 hours a day.

Q.  HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Each Planholder should sign exactly as his or her name appears on the proxy card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the proxy card.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

The attached proxy statement contains more detailed information about each of the proposals. Please read it carefully.

                       PRUDENTIAL'S GIBRALTAR FUND, INC.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                            ------------------------

                                   NOTICE OF
                         SPECIAL MEETING OF PLANHOLDERS
                                 TO BE HELD ON
                                 JULY 17, 2003

                            ------------------------

Dear Planholder:

    You are hereby notified that Prudential's Gibraltar Fund, Inc. (the "Fund") will hold a Special Meeting of Planholders having a right to vote with respect to the Fund at the offices of The Prudential Insurance Company of America, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey on July 17, 2003 at 10:00 a.m. Eastern Daylight time for the purpose of considering and acting upon the following proposals;

    1. To elect 10 Directors; and

    2. To approve amendments to the Fund's Articles of Incorporation.

    You are entitled to vote at the Meeting, and at any adjournments thereof, if you had an interest in shares of common stock of the Fund at the close of business on May 2, 2003. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope, or vote by internet or telephone.

                               By order of the Board,

                               /s/ Jonathan D. Shain

                               Jonathan D. Shain
                               SECRETARY

Dated: May   , 2003

A PROXY CARD IS ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE TODAY BY SIGNING AND RETURNING THE PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU CAN ALSO VOTE THROUGH THE INTERNET OR BY TELEPHONE USING THE "CONTROL" NUMBER THAT APPEARS ON THE PROXY CARD AND FOLLOWING THE SIMPLE INSTRUCTIONS. THE BOARD OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

                       PRUDENTIAL'S GIBRALTAR FUND, INC.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                            ------------------------

                                PROXY STATEMENT
                         SPECIAL MEETING OF PLANHOLDERS
                          TO BE HELD ON JULY 17, 2003

                            ------------------------

    This proxy statement is being furnished to Planholders having a right to vote with respect to the Fund in connection with the solicitation by the Board of Directors of proxies to be used at a Special Meeting to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on
July 17, 2003, at 10:00 a.m., Eastern Daylight time, or any adjournment or adjournments thereof. This proxy statement is being first mailed to Planholders
on or about May   , 2003.

    The Fund is a registered, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Maryland corporation. The Fund's shares of common stock are referred to as "Shares," and the persons having voting rights with respect to the Fund are "Planholders." The Fund's Board of Directors is referred to as the "Board," and the directors are "Board Members" or "Directors."

    Prudential Investments LLC ("PI" or the "Manager"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Fund's Manager under a management agreement with the Fund (the "Management Agreement"). Investment advisory services are provided to the Fund under a Subadvisory Agreement with Jennison Associates LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017. PI and Jennison are both wholly-owned indirect subsidiaries of Prudential Financial, Inc. ("Prudential"). Prudential Investment Management Services LLC ("PIMS" or the "Distributor"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the distributor of the Fund's shares. PIMS is also a wholly-owned indirect subsidiary of Prudential. As of December 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to certain closed-end investment companies with aggregate assets of approximately $86.1 billion.

                               VOTING INFORMATION

    The close of business on May 2, 2003 has been fixed as the record date for the determination of Planholders entitled to notice of, and to vote at, the

Meeting. Each Share outstanding as of the close of business on the record date is entitled to one vote. As of the record date, there were 34,128,192 Shares of the Fund outstanding. Shares of the Fund are held only by three separate accounts of The Prudential Insurance Company of America ("Prudential Insurance") that support certain variable annuity contracts and systematic investment plan contracts issued to Planholders. Those three accounts are Prudential's Investment Plan Account, Prudential's Annuity Plan Account, and Prudential's Annuity Plan Account-2 (collectively, the "Accounts" and individually, each an "Account"). Fund Shares held by the Accounts as of the record date are as follows: Prudential's Investment Plan Account (28,091,669 Shares); Prudential's Annuity Plan Account (168,078 Shares); and Prudential's Annuity Plan Account-2 (5,868,445 Shares).

    Fund shares are voted in accordance with the voting instructions from Planholders with interests in the Accounts (and indirectly in the Fund) as of the record date. If a Planholder submits a properly executed proxy card, or otherwise properly votes in accordance with the Internet or telephone procedures, Prudential Insurance will vote the Fund shares allocated to that Planholder according to the Planholder's instructions. If a Planholder submits a properly executed proxy card but omits voting instructions with respect to the proposals, Prudential Insurance will vote the shares allocated to that Planholder for the proposals. Abstentions will have no effect on the outcome of Proposal No. 1, for which the required vote is a plurality of votes cast, but will effectively be a vote against Proposal No. 2, which requires the approval of a majority of outstanding shares entitled to vote. Finally, if a Planholder does not submit a proper voting instruction, Prudential Insurance will vote the Fund shares allocated to that Planholder in proportion to the aggregate voting instructions it receives from all other Planholders. For example, if Planholders indirectly having interests in 60% of Fund shares submit properly executed voting instructions, and those Planholders vote 75% of interests for the proposals, 20% of interests against the proposals and abstain as to the remaining 5%, then Prudential Insurance will vote 100% of Fund shares in those same percentages: 75% for the proposals, 20% against the proposals, and 5% abstaining.

    Planholders may revoke their instructions, but to be effective, Prudential must receive written notice of the revocation prior to 6 p.m. on July 10, 2003. Alternatively, Planholders may attend the meeting and vote in person, in which case any prior instructions provided will be revoked.

    This solicitation is being made by mail, but it also may be made by telephone or facsimile. The Fund will bear the cost of this solicitation.

              OBTAINING A COPY OF THE ANNUAL OR SEMI-ANNUAL REPORT

    Copies of the Fund's most recent annual and semi-annual reports, including financial statements, have previously been delivered to Planholders.

Planholders may obtain without charge additional copies of the Fund's annual and semi-annual reports by writing the Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, or by calling (800) 778-2255 (toll free).

                                 PROPOSAL NO. 1
                    TO ELECT AN EXPANDED BOARD OF DIRECTORS

    The Board, including all of the Independent Directors, recommends that you approve this proposal, which is intended to elect an expanded Board of Directors of the Fund. The Fund currently has four Directors, three of whom are not "interested persons" of Prudential or the Fund under the Federal securities laws ("Independent Directors") and have been previously elected by Planholders. One of the current Directors, Joseph Weber, is currently scheduled to retire from the Board as of June 30, 2003. If the proposal to elect an expanded Board of Directors is not approved by Planholders, following Mr. Weber's retirement the Fund will have a total of three directors, two of whom will not be "interested persons" of Prudential or the Fund.

    The current Independent Directors have nominated eight individuals to serve as Independent Directors of the Fund and nominated two other individuals to serve as Directors who are interested persons of Prudential or the Fund ("Interested Directors"). If approved by Planholders, the Fund's Board of Directors will consist of a total of 10 Directors. Eight of the nominees for Independent Director presently serve as Independent Directors of the Fund and/or serve as Independent Directors/Trustees of other funds within the Prudential mutual fund complex.

    On May 1, 2003, Prudential, the parent company of PI, acquired American Skandia, Inc. (ASI). As part of the transaction, PI became an investment adviser to the American Skandia Advisor Funds, Inc. and the American Skandia Trust. Shareholders of the American Skandia Trust on April 3, 2003 elected as Trustees each of the same individuals who have been nominated to serve as Directors of the Fund. If Planholders elect each of the nominees, a common board of directors/trustees, consisting of the same individuals, will oversee and supervise both the American Skandia Trust and the Fund.

    Each of the three current Independent Directors of the Fund are compensated for services at the rate of $10,000 each per fiscal year. Interested Directors of the Fund do not receive any compensation from the Fund for their services. If Planholders approve the election of the expanded Board of Directors, the overall amount of compensation paid by the Fund will not increase, because the existing aggregate compensation in the amount of $30,000 will be re-allocated and equally divided among all of the Fund's Independent Directors.

    The Fund's current Directors believe that expanding the size of the Board and adding Directors who also serve as Directors of other mutual funds in the Prudential and American Skandia fund complexes is in the best interests of the Fund. The principal reasons for adding these individuals as Directors are:

    - to bring additional experience and diversity of viewpoints to the Board;

    - to bring the benefit of experience derived from service on the boards of other Prudential and American Skandia mutual funds;

    - to increase the number of Independent Directors in light of the requirements of the Federal securities laws mandating that a majority of the directors be independent directors;

    - to compensate for the fact that after the planned retirement of Director Joseph Weber as of June 30, 2003, the size of the Board would be smaller than desirable for the effective supervision of the Fund's business; and

    - to promote continuity on the Board.

    None of the nominees are related to one another. None of the Fund's Independent Directors or persons nominated to become Independent Directors owns shares of Prudential or its affiliates. The business experience and address of each Nominee for Independent Director and each Nominee for Interested Director, as well as information regarding their service on other mutual funds in the Prudential mutual fund complex is as follows:

                         INDEPENDENT DIRECTOR NOMINEES

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS
                                                                                   IN FUND           OTHER
                      CURRENT           TERM OF                                    COMPLEX           DIRECTORSHIPS**
NAME,                 POSITION(S)       OFFICE AND                                 OVERSEEN BY       HELD BY
ADDRESS*              HELD WITH         LENGTH OF         PRINCIPAL OCCUPATION(S)  NOMINEE FOR       NOMINEE
AND AGE               FUND              TIME SERVED       DURING PAST 5 YEARS      DIRECTOR          FOR DIRECTOR

Saul K. Fenster (70)  Director          Since 1985        Currently President      121               Member (since
                                                          Emeritus of New Jersey                     2000), Board of
                                                          Institute of Technology                    Directors of IDT
                                                          (since 2002); formerly                     Corporation.
                                                          President (1978-2002)
                                                          of New Jersey Institute
                                                          of Technology;
                                                          Commissioner
                                                          (1998-2002) of the
                                                          Middle States
                                                          Association Commission
                                                          on Higher Education;
                                                          Commissioner
                                                          (1985-2002) of the New
                                                          Jersey Commission on
                                                          Science and Technology;
                                                          Director (since 1998)
                                                          Society of
                                                          Manufacturing
                                                          Engineering Education
                                                          Foundation; Director
                                                          (since 1995) of
                                                          Prosperity New Jersey;
                                                          formerly a director or
                                                          trustee of Liberty
                                                          Science Center,
                                                          Research and
                                                          Development Council of
                                                          New Jersey, New Jersey
                                                          State Chamber of
                                                          Commerce, and National
                                                          Action Council for
                                                          Minorities in
                                                          Engineering.

Delayne Dedrick Gold  None              N/A               Marketing Consultant     129
(64)                                                      (1982-present);
                                                          formerly Senior Vice
                                                          President and Member of
                                                          the Board of Directors,
                                                          Prudential Bache
                                                          Securities, Inc.

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS
                                                                                   IN FUND           OTHER
                      CURRENT           TERM OF                                    COMPLEX           DIRECTORSHIPS**
NAME,                 POSITION(S)       OFFICE AND                                 OVERSEEN BY       HELD BY
ADDRESS*              HELD WITH         LENGTH OF         PRINCIPAL OCCUPATION(S)  NOMINEE FOR       NOMINEE
AND AGE               FUND              TIME SERVED       DURING PAST 5 YEARS      DIRECTOR          FOR DIRECTOR
W. Scott McDonald,    Director          Since 1985        Vice President (since    121
Jr. (66)                                                  1997) of Kaludis
                                                          Consulting Group, Inc.
                                                          (company serving higher
                                                          education); formerly
                                                          principal (1995-1997),
                                                          Scott McDonald &
                                                          Associates, Chief
                                                          Operating Officer
                                                          (1991-1995), Fairleigh
                                                          Dickinson University,
                                                          Executive Vice
                                                          President and Chief
                                                          Operating Officer
                                                          (1975-1991), Drew
                                                          University, interim
                                                          President (1988-1990),
                                                          Drew University and
                                                          former Director of
                                                          School, College and
                                                          University Underwriters
                                                          Ltd.

Thomas T. Mooney      None              N/A               Chief Executive          138               Director,
(61)                                                      Officer, the Rochester                     President and
                                                          Business Alliance;                         Treasurer (since
                                                          formerly President of                      1986) of First
                                                          the Greater Rochester                      Financial Fund,
                                                          Metro Chamber of                           Inc. and
                                                          Commerce, Rochester                        Director (since
                                                          City Manager; formerly                     1988) of The
                                                          Deputy Monroe County                       High Yield Plus
                                                          Executive; Trustee of                      Fund, Inc.
                                                          Center for Governmental
                                                          Research, Inc.;
                                                          Director of Blue Cross
                                                          of Rochester and
                                                          Executive Service Corps
                                                          of Rochester; Director
                                                          of the Rochester
                                                          Individual Practice
                                                          Association.

Louis A. Weil, III    None              N/A               Director, President and  113
(63)                                                      Treasurer (since 1986)
                                                          of First Financial
                                                          Fund, Inc. and Director
                                                          (since 1988) of The
                                                          High Yield Plus Fund,
                                                          Inc.

John A. Pileski (63)  None              N/A               Retired (since June      41                Director of New
                                                          2000); Tax partner                         York Community
                                                          (July 1974-June 2000)                      Bank (since
                                                          KPMG, LLP                                  April 2001).

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS
                                                                                   IN FUND           OTHER
                      CURRENT           TERM OF                                    COMPLEX           DIRECTORSHIPS**
NAME,                 POSITION(S)       OFFICE AND                                 OVERSEEN BY       HELD BY
ADDRESS*              HELD WITH         LENGTH OF         PRINCIPAL OCCUPATION(S)  NOMINEE FOR       NOMINEE
AND AGE               FUND              TIME SERVED       DURING PAST 5 YEARS      DIRECTOR          FOR DIRECTOR
Thomas M. O'Brien     None              N/A               President and Chief      41                Director of
(52)                                                      Executive Officer (May                     North Fork Bank
                                                          2000 - present)                            (December 1996 -
                                                          Atlantic Bank of New                       May 2000);
                                                          York; Vice Chairman                        Director of
                                                          (January 1997 - April                      Atlantic Bank of
                                                          2000) of Atlantic Bank                     New York (since
                                                          of New York.                               May 2000).

F. Don Schwartz (67)  None              N/A               Management Consultant    41
                                                          (April 1985 - present)

David R. Odenath,     President and     Since 1998        Formerly President,      156
Jr. (46)              Director                            Chief Executive
                                                          Officer, Chief
                                                          Operating Officer and
                                                          Officer-In-Charge
                                                          (1999-2003) of PI;
                                                          Senior Vice President
                                                          (since June 1999) of
                                                          Prudential; formerly
                                                          Senior Vice President
                                                          (August 1993-May 1999)
                                                          of PaineWebber Group,
                                                          Inc.

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS
                                                                                   IN FUND           OTHER
                      CURRENT           TERM OF                                    COMPLEX           DIRECTORSHIPS**
NAME,                 POSITION(S)       OFFICE AND                                 OVERSEEN BY       HELD BY
ADDRESS*              HELD WITH         LENGTH OF         PRINCIPAL OCCUPATION(S)  NOMINEE FOR       NOMINEE
AND AGE               FUND              TIME SERVED       DURING PAST 5 YEARS      DIRECTOR          FOR DIRECTOR
Robert F. Gunia (56)  Vice President    Since 1999        Executive Vice           184               Vice President
                                                          President and Chief                        and Director
                                                          Administrative Officer                     (since May 1989)
                                                          (since June 1999) of                       and Treasurer
                                                          PI; Executive Vice                         (since 1999) of
                                                          President and Treasurer                    The Asia Pacific
                                                          (since January 1996) of                    Fund, Inc.
                                                          PI; President (since
                                                          April 1999) of PIMS;
                                                          Corporate Vice
                                                          President (since
                                                          September 1997) of
                                                          Prudential Insurance;
                                                          formerly Senior Vice
                                                          President (March
                                                          1987-May 1999) of
                                                          Prudential Securities
                                                          Incorporated
                                                          (Prudential
                                                          Securities); formerly
                                                          Chief Administrative
                                                          Officer (July
                                                          1989-September 1996),
                                                          Director (January
                                                          1989-September 1996)
                                                          and Executive Vice
                                                          President, Treasurer
                                                          and Chief Financial
                                                          Officer (June
                                                          1987-December 1996) of
                                                          Prudential Mutual Fund
                                                          Management, Inc. (PMF).

* Unless otherwise indicated, the address of each Nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

    The following tables set forth the dollar range of Fund securities held by each Nominee as of December 31, 2002 (Fund securities are held indirectly through variable insurance contracts). The tables also include the aggregate dollar range of securities held by each Nominee in all funds in the Fund Complex overseen by that Nominee as of December 31, 2002.

             NOMINEE SHARE OWNERSHIP TABLE -- INDEPENDENT DIRECTORS

                                                         AGGREGATE DOLLAR RANGE
                                                          OF SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                                                         COMPANIES OVERSEEN BY
                                   DOLLAR RANGE OF        NOMINEE IN FAMILY OF
NAME OF NOMINEE                 SECURITIES IN THE FUND    INVESTMENT COMPANIES
---------------                 ----------------------   ----------------------
Saul K. Fenster...............           None             $50,001 - $100,000
Delayne Dedrick Gold..........           None               over $100,000
W. Scott McDonald, Jr.........           None             $50,001 - $100,000
Thomas T. Mooney..............           None               over $100,000
Louis A. Weil, III............           None               over $100,000
John A. Pileski...............           None                    None
Thomas M. O'Brien.............           None                    None
F. Don Schwartz...............           None                    None

             NOMINEE SHARE OWNERSHIP TABLE -- INTERESTED DIRECTORS

                                                         AGGREGATE DOLLAR RANGE
                                                          OF SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                                                         COMPANIES OVERSEEN BY
                                   DOLLAR RANGE OF        NOMINEE IN FAMILY OF
NAME OF NOMINEE                 SECURITIES IN THE FUND    INVESTMENT COMPANIES
---------------                 ----------------------   ----------------------
David R. Odenath, Jr..........           None               over $100,000
Robert F. Gunia...............           None               over $100,000

    No Nomineee for Independent Director or his/her immediate family members own beneficially or of record stock or other securities in either the investment adviser or a principal underwriter of the Fund or a person directly or indirectly controlling, controlled by or under common control of the investment adviser or principal underwriter of the Fund as of December 31, 2002.

    The following table sets forth information describing the aggregate compensation paid to the Independent Director Nominees for the fiscal year ended December 31, 2002 for their service on the Board of the Fund and the Board of any other investment companies managed by PI (the "Fund Complex").

                                             PENSION OR                     TOTAL 2002
                                             RETIREMENT     ESTIMATED      COMPENSATION
                                              BENEFITS        ANNUAL      FROM FUND AND
                              AGGREGATE      ACCRUED AS      BENEFITS      FUND COMPLEX
                             COMPENSATION      PART OF         UPON          PAID TO
NAME OF PERSON, POSITION(1)   FROM FUND     FUND EXPENSES   RETIREMENT       NOMINEES
---------------------------  ------------   -------------   ----------   ----------------
Saul K. Fenster --
  Director...............      $10,000           None          None      $140,000 (21/80)(3)
Delayne Dedrick Gold.....        None            None          None      $186,250 (36/88)(3)
W. Scott McDonald, Jr. --
  Director(2)............      $10,000           None          None      $143,000 (21/80)(3)
Thomas T. Mooney(2)......        None            None          None      $201,250 (29/97)(3)
Louis A. Weil, III.......        None            None          None      $113,000 (23/72)(3)
John A. Pileski(4).......        None            None          None            None
Thomas M. O'Brien(4).....        None            None          None            None
F. Don Schwartz(4).......        None            None          None            None

------------------------

(1) Interested Directors do not receive compensation from any fund in the Fund Complex.

(2) Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2002, such compensation was deferred at the election of the Directors, in total or in part, under the Funds' deferred fee agreements. Including accrued interest and the selected Prudential Fund's rate of return on amounts deferred through December 31, 2002, the total amount of compensation for the year amounted to $134,555 and $164,629 for Messrs. McDonald and Mooney, respectively.

(3) Indicates number of funds/portfolios in Fund Complex (including Fund) to which aggregate compensation relates.

(4) Messrs. Pileski, O'Brien and Schwartz served on the Boards of the American Skandia Trust and American Skandia Advisor Funds for the fiscal year ended December 31, 2002. Neither of these funds were part of the Fund Complex during 2002.

    If elected, the Nominees will hold office generally without limit except that (a) any Director may resign; and (b) any Director may be removed by the holders of not less than a majority of the Fund's outstanding capital stock entitled to be cast in the election of directors; and (c) the Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. In the event of a vacancy on the Board, the remaining Directors will fill such vacancy by appointing another Director, so long as immediately after such appointment, at least two-thirds of the Directors have been elected by Planholders.

    The Board, which is currently composed of one Interested Director (David R. Odenath, Jr., who is "interested" because he is an officer of the Fund's manager, Prudential Investments LLC) and the three Independent Directors, met four times during the twelve months ended December 31, 2002. Each incumbent Director attended each of these meetings. It is expected that the Directors will meet at least four times a year at regularly scheduled meetings.

    The Fund has an Audit Committee, which is composed entirely of Independent Directors, and normally meets four times a year, or as required, in conjunction with the meetings of the Board of Directors. Currently, Messrs. Fenster, McDonald and Weber are members of the Audit Committee. Among other things, the Fund's Audit Committee has the following responsibilities:

    - Recommending to the Board of Directors of the Fund the selection, retention or termination, as appropriate, of the independent accountants of the Fund.

    - Reviewing the independent accountants' compensation, the proposed terms of their engagement, and their independence.

    - Reviewing audited annual financial statements, including any adjustments to the annual financial statements recommended by the Fund's independent accountants, and any significant issues that arose in connection with the preparation of those financial statements.

    - Reviewing changes in accounting policies or practices that had, or are expected to have, a significant impact on the preparation of financial statements.

    - Generally acting as a liaison between the independent accountants and the Board of Directors.

    During the twelve months ended December 31, 2002, the Audit Committee met four times.

    The charter of the Audit Committee of the Fund is set forth below:

    The responsibilities of the Audit Committee of the Fund are to assist the Board of Directors/Trustees in overseeing the Fund's independent public accountants, accounting policies and procedures, and other areas relating to each Fund's auditing processes. The function of the Audit Committee and the Board of Directors is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent public accountants' responsibility to plan and carry out a proper audit. The independent public accountants are responsible to the Board of Directors and the Audit Committee.

    The Committee will assist the Board of Directors by:

    - Advising the Board of Directors with respect to the selection, retention or termination, as appropriate, of the independent public accountants for the Fund.

    - Reviewing the independent public accountants' compensation and the proposed terms of their engagement.

    - Monitoring the independence of the independent public accountants.

    - Recommending to the Board of Directors the appointment of the Fund's principal accounting officer and principal financial officer.

    - Recommending to the Board of Directors, when the Committee deems it advisable, that the independent public accountants engage in specific studies and reports regarding auditing matters, accounting procedures, and tax and other matters.

    - Reviewing the arrangements for and scope of the audit of annual financial statements.

    - Reviewing annual financial statements.

    - Reviewing, as appropriate and in consultation with the independent public accountants, accounting policies and procedures applicable to the Fund as well as any management responses to comments relating to those policies and procedures.

    - Reviewing the independent public accountants' opinions.

    - Considering, in consultation with the independent public accountants, the adequacy of internal controls to help provide reasonable assurance that publicly reported financial statements are presented fairly and in conformity with generally accepted accounting principles.

    - Investigating, when the Committee deems it necessary, potential improprieties or improprieties in Fund operations.

    - Meeting, as appropriate, with management of the Fund (outside the presence of the independent public accountants) and with the independent public accountants of the Fund (outside the presence of management) to discuss any issues relating to the Fund's audited financial statements or otherwise arising from the Committee's functions.

    - Reporting the Committee's activities on a regular basis to the Board of Directors and making such recommendations as the Committee deems appropriate.

    - Annually reviewing and, as appropriate, implementing changes to its Charter.

    In fulfilling the functions outlined above, the Audit Committee will be entitled to rely on (1) the integrity of those persons and organizations within and outside each Fund from whom it receives information and (2) the accuracy of financial and other information that these persons and organizations provide to the Committee. "Management" means the Fund's Manager, acting through its officers and employees, not the Fund's officers as such.

    The Fund's Nominating Committee is currently composed of Messrs. Fenster, Weber and McDonald. The committee members confer periodically and hold meetings as required. The responsibilities of the Nominating Committee include, but are not limited to, recommending to the Board the individuals to be nominated to become Independent Directors. During the twelve months ended December 31, 2002, the Nominating Committee did not meet. The Fund does not have a compensation committee. The Nominating Committee generally will not consider nominees recommended by Planholders.

    In accordance with Independence Standards Board No. 1,
PricewaterhouseCoopers LLP (PwC), the Fund's independent accountants for the fiscal year ended December 31, 2002, has confirmed to the Audit Committee that they are independent with respect to the Fund. PwC has confirmed the following information:

    - AUDIT FEES: The aggregate fees billed by PwC for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended December 31, 2002 were $27,000.

    - FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: PwC billed no fees for professional services rendered to the Fund for information technology services relating to financial information systems design and implementation for the Fund's most recent fiscal year. Similarly, PwC billed no fees for professional services rendered to the Fund's Manager and any entities controlling, controlled by or under common control with the Fund's Manager that provide services to the Fund for information technology services relating to financial information systems design and implementation for the calendar year ended December 31, 2002.

    - ALL OTHER FEES: The aggregate fees billed by PwC for services rendered to the Fund's manager and any entity controlling, controlled by or under common control with the Fund's Manager that provides services to the Fund, amounted to approximately $1,309,500 for the calendar year ended
      December 31, 2002.

    Representatives of PwC are not expected to be present at the meeting, will not have an opportunity to make a statement and are not expected to be available to respond to questions.

                                 PROPOSAL NO. 2
         TO APPROVE AMENDMENTS TO THE FUND'S ARTICLES OF INCORPORATION

BACKGROUND

    The Board has approved and submitted for Planholder approval amendments (collectively, "Charter Amendments") to the Fund's Articles of Incorporation (the "Charter"). The Charter Amendments are intended to reflect changes to Maryland law, eliminate unnecessary or unduly burdensome provisions that do not optimally protect the interests of planholders, eliminate potential uncertainty regarding the application of Maryland law, and achieve consistent Charter provisions for all Prudential funds which are organized in Maryland ("Maryland Funds"). The Board believes that approval of the Charter Amendments is in the best interests of the Fund and its Planholders, and recommends that Planholders approve the Charter Amendments described below.

FUTURE CHARTER AMENDMENTS

EXISTING PROVISION. The Charter reserves the Fund's right to adopt Charter amendments to the extent permitted by law, including by changing the terms or contract rights of outstanding shares. For minor matters such as name changes and changes in the par value of shares, the Fund can amend the Charter without Planholder approval. The Charter also specifically authorizes the Board to increase or decrease the aggregate number of shares of stock of any class without planholder action.

PROPOSED AMENDMENTS.

(1) The authorization to increase or decrease the aggregate number of shares in any class would be amended to match the following provision:

    "A MAJORITY OF THE ENTIRE BOARD OF DIRECTORS, WITHOUT ACTION BY THE STOCKHOLDERS, MAY AMEND THESE ARTICLES OF INCORPORATION TO INCREASE OR DECREASE THE AGGREGATE NUMBER OF SHARES OF STOCK OR THE NUMBER OF SHARES OF STOCK OF ANY CLASS OR SERIES THAT THE CORPORATION HAS AUTHORITY TO ISSUE."

(2) The text specifying that changes in the terms or contract rights of outstanding stock require a vote of a majority of the outstanding shares entitled to vote would be deleted.

MATERIAL EFFECTS AND PURPOSE OF THE PROPOSED AMENDMENTS.

(1) The first Charter Amendment clarifies that the Board, without planholder action, can increase or decrease the aggregate number of shares which the Fund has authority to issue, as well as the number of shares in any class or series. Although we believe that the Fund already has this power under Maryland law, the Board believes it is in the best interest of the Fund to eliminate any potential uncertainty regarding this authority.

(2) The second Charter amendment is intended to conform the Charter to language in the charters of other Maryland Funds, and to remove language which is redundant with other provisions of the Charter.

REDEMPTION PROVISIONS

EXISTING PROVISION. The Fund has authority to redeem outstanding shares.

PROPOSED AMENDMENT, MATERIAL EFFECTS AND PURPOSE. The Charter would be amended to clarify that a redemption by the Fund, even if it is of all of the outstanding shares of a series or class, does not constitute a "liquidation" under Maryland law that would require a Planholder vote. Absent this explicit provision, it would not always be clear under Maryland law whether such a vote would be required. This uncertainty could cause the Fund to incur the costs, and Planholders to incur the inconvenience, of holding a planholder vote to redeem shares.

QUORUM

EXISTING QUORUM. The presence, in person or by proxy, of a majority of all votes entitled to be cast at the meeting.

PROPOSED AMENDMENT. The Charter would be amended to include the following provision:

    "AT A MEETING OF STOCKHOLDERS THE PRESENCE IN PERSON OR BY PROXY OF STOCKHOLDERS ENTITLED TO CAST ONE-THIRD OF ALL THE VOTES ENTITLED TO BE CAST AT THE MEETING CONSTITUTES A QUORUM. AT A MEETING OF STOCKHOLDERS THE PRESENCE IN PERSON OR BY PROXY OF STOCKHOLDERS ENTITLED TO CAST ONE-THIRD OF ALL THE VOTES ENTITLED TO BE CAST ON ANY MATTER SHALL CONSTITUTE A QUORUM FOR ACTION ON THAT MATTER (INCLUDING MATTERS ON WHICH FEWER THAN ALL CLASSES OR SERIES ARE ENTITLED TO VOTE)."

MATERIAL EFFECTS AND PURPOSE OF THE PROPOSED AMENDMENT. The presence, in person or by proxy, of one-third of all votes entitled to be cast at the meeting or on a matter, would constitute a quorum for such meeting or matter. This amendment is intended to match the quorum required for other Maryland Funds and increase the likelihood that a quorum will be present at all meetings.

MASTER/FEEDER TRANSACTIONS

EXISTING PROVISION. The Charter provides that the Fund is empowered to invest assets in securities, other investments, and cash.

PROPOSED AMENDMENT. The Charter would be amended to include the following provision:

    "THE BOARD OF DIRECTORS IS EXPLICITLY AUTHORIZED TO, WITHOUT ACTION BY STOCKHOLDERS (UNLESS SUCH APPROVAL IS REQUIRED BY THE INVESTMENT COMPANY ACT OF 1940), INVEST ALL OR A PORTION OF THE ASSETS OF ANY SERIES OR CLASS, OR DISPOSE OF ALL OR A PORTION OF THE ASSETS OF ANY SERIES OR CLASS AND INVEST THE PROCEEDS OF SUCH DISPOSITION, IN CASH OR IN INTERESTS ISSUED BY ONE OR MORE OTHER INVESTMENT COMPANIES REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940. THE BOARD OF DIRECTORS IS EXPLICITLY AUTHORIZED TO, WITHOUT ACTION BY STOCKHOLDERS, CAUSE A SERIES OR CLASS THAT IS ORGANIZED IN THE MASTER/FEEDER FUND STRUCTURE TO WITHDRAW OR REDEEM ITS ASSETS FROM THE MASTER FUND AND CAUSE SUCH SERIES OR CLASS TO INVEST ITS ASSETS DIRECTLY IN CASH OR IN SECURITIES AND OTHER FINANCIAL INSTRUMENTS OR IN ANOTHER MASTER FUND."

MATERIAL EFFECTS AND PURPOSE OF THE PROPOSED AMENDMENT. The Charter amendment specifically authorizes the Directors to invest the property of the Fund or any series or class thereof in cash or in securities of other investment companies. This amendment is intended to give the Fund maximum flexibility regarding implementing a master/feeder structure and to add specificity to the general powers of the Fund.

DETERMINATIONS MADE BY THE BOARD; LIMITATION
ON LIABILITY

EXISTING PROVISION. The Charter provides that certain determinations by the Board, including determinations regarding the net income of assets, obligations and liabilities of the Fund, amounts available for dividends, reserves, valuation, securities of the Fund, margin or short sales, and participation in distributions of securities, if they are made in good faith and, for accounting matters, in accordance with generally accepted accounting practices, shall be final, conclusive, and binding on all holders of the Fund's shares. The same provision provides that nothing in the Charter shall protect any director or officer against any liability to the Fund or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

PROPOSED AMENDMENTS.

(1) The Charter provision described above would be deleted in its entirety and replaced with the following:

    "ANY DETERMINATION MADE IN FOOD FAITH AND, SO FAR AS ACCOUNTING MATTERS ARE INVOLVED, IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, BY OR

    PURSUANT TO THE DIRECTION OF THE BOARD OF DIRECTORS OR AS OTHERWISE REQUIRED OR PERMITTED BY LAW, SHALL BE FINAL AND CONCLUSIVE, AND SHALL BE BINDING UPON THE CORPORATION AND ALL HOLDERS OF SHARES, PAST, PRESENT AND FUTURE, OF EACH CLASS OR SERIES, AND SHARES ARE ISSUED AND SOLD ON THE CONDITION AND UNDERTAKING, EVIDENCED BY ACCEPTANCE OF CERTIFICATES FOR SUCH SHARES BY, OR CONFIRMATION OF SUCH SHARES BEING HELD FOR THE ACCOUNT OF, ANY STOCKHOLDER, THAT ANY AND ALL SUCH DETERMINATIONS SHALL BE BINDING AS AFORESAID.

    NO PROVISION OF THESE ARTICLES OF INCORPORATION SHALL BE EFFECTIVE TO REQUIRE A WAIVER OF COMPLIANCE WITH ANY PROVISION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, OR OF ANY VALID RULE, REGULATION OR ORDER OF THE SECURITIES AND EXCHANGE COMMISSION THEREUNDER. SUBJECT TO ARTICLE VII HEREOF, NOTHING IN THIS
    ARTICLE IX SHALL BE CONSTRUED TO PROTECT ANY DIRECTOR OR OFFICER OF THE CORPORATION AGAINST ANY LIABILITY TO THE CORPORATION OR ITS STOCKHOLDERS TO WHICH SUCH DIRECTOR OR OFFICER WOULD OTHERWISE BE SUBJECT BY REASON OF WILLFUL MISFEASANCE, BAD FAITH, GROSS NEGLIGENCE OR RECKLESS DISREGARD OF THE DUTIES INVOLVED IN THE CONDUCT OF HIS OR HER OFFICE."

(2)  The Charter would also be amended to include the following provision:

    "A DIRECTOR OR OFFICER OF THE CORPORATION SHALL NOT BE LIABLE TO THE CORPORATION OR ITS STOCKHOLDERS FOR MONETARY DAMAGES FOR BREACH OF FIDUCIARY DUTY AS A DIRECTOR OR OFFICER, EXCEPT TO THE EXTENT SUCH EXEMPTION FROM LIABILITY OR LIMITATION THEREOF IS NOT PERMITTED BY LAW (INCLUDING THE INVESTMENT COMPANY ACT OF 1940) AS CURRENTLY IN EFFECT OR AS THE SAME MAY HEREAFTER BE AMENDED. NO AMENDMENT, MODIFICATION OR REPEAL OF THIS PROVISION SHALL ADVERSELY AFFECT ANY RIGHT OR PROTECTION OF A DIRECTOR OR OFFICER THAT EXISTS AT THE TIME OF SUCH AMENDMENT, MODIFICATION OR REPEAL."

MATERIAL EFFECTS AND PURPOSE OF THE PROPOSED AMENDMENT.

(1) The first Charter amendment is intended to conform the Charter to the charters of other Maryland Funds, by providing that all Board determinations made in good faith are final, conclusive, and binding on all holders of the Fund's shares and in addition, the specific exceptions, for willful misfeasance, bad faith, gross negligence or reckless disregard of duty, to limited liability of directors and officers, will relate only to the good-faith determinations, not to the entire Charter. This change is intended to conform the Charter to the charters of other Maryland Funds and to current Maryland law, and to accommodate the amendment discussed in (2) below.

(2) Directors and officers would not be liable to the Fund or its stockholders for monetary damages for breach of fiduciary duty, to the extent permitted by law. Pursuant to Maryland law, this provision specifically does NOT protect a director or officer from liability for (a) receipt of an improper benefit or profit or (b) active and deliberate dishonesty. No subsequent modification or repeal of this provision could revoke this protection for events between adoption of the provision and such modification or repeal. This amendment is intended to ensure that the Charter is consistent with other Maryland Fund charters and with relevant Maryland law. In addition, by adding this provision to the Charter, the Fund is providing greater security to its directors and officers, which we believe will enable it to attract and retain the most highly qualified personnel.

INDEMNIFICATION

EXISTING PROVISION. The Charter provides that the Fund shall indemnify directors and officers to the full extent permitted by law, including by advance of expenses. The Fund's By-laws provide that the Fund shall indemnify present and former directors, officers, employees and agents against judgments, fines, settlements and expenses to the fullest extent authorized by law, including by advance of expenses.

PROPOSED AMENDMENT. The existing Charter provision would be revised to match the following language included in other Maryland Fund charters:

    "THE CORPORATION SHALL INDEMNIFY (A) ITS CURRENT AND FORMER DIRECTORS AND OFFICERS, WHETHER SERVING OR HAVING SERVED THE CORPORATION OR AT ITS REQUEST ANY OTHER ENTITY, TO THE FULL EXTENT REQUIRED OR PERMITTED BY THE GENERAL LAWS OF THE STATE OF MARYLAND NOW OR HEREAFTER IN FORCE (AS LIMITED BY THE INVESTMENT COMPANY ACT OF 1940), INCLUDING THE ADVANCE OF EXPENSES UNDER THE PROCEDURES AND TO THE FULL EXTENT PERMITTED BY LAW AND (B) OTHER EMPLOYEES AND AGENTS TO SUCH EXTENT AS SHALL BE AUTHORIZED BY THE BOARD OF DIRECTORS OR THE CORPORATION'S BY-LAWS AND BE PERMITTED BY LAW. THE FOREGOING RIGHTS OF INDEMNIFICATION SHALL NOT BE EXCLUSIVE OF ANY OTHER RIGHTS TO WHICH THOSE SEEKING INDEMNIFICATION MAY BE ENTITLED. THE BOARD OF DIRECTORS MAY TAKE SUCH ACTION AS IS NECESSARY TO CARRY OUT THESE INDEMNIFICATION PROVISIONS AND IS EXPRESSLY EMPOWERED TO ADOPT, APPROVE AND AMEND FROM TIME TO TIME SUCH BY-LAWS, RESOLUTIONS OR CONTRACTS IMPLEMENTING SUCH PROVISIONS OR SUCH FURTHER INDEMNIFICATION ARRANGEMENTS AS MAY BE PERMITTED BY LAW. NO AMENDMENT OF THESE ARTICLES OF INCORPORATION OR REPEAL OF ANY OF ITS PROVISIONS SHALL LIMIT OR ELIMINATE THE RIGHT TO INDEMNIFICATION PROVIDED HEREUNDER WITH RESPECT TO ACTS OR OMISSIONS OCCURRING PRIOR TO SUCH AMENDMENT OR REPEAL."

MATERIAL EFFECTS AND PURPOSE OF THE PROPOSED AMENDMENT. The Charter amendment would conform the Charter to the charters of other Maryland Funds and relevant Maryland law, and would include specific authority for the Fund to indemnify employees and agents other than directors and officers to the extent approved by the Board and permitted by law. Indemnification of persons other than directors and officers currently appears only in the Fund's By-laws. After adoption of this amendment, no subsequent amendment or repeal can limit the indemnification protection with respect to acts or omissions occurring prior to such amendment or repeal. In addition, by moving this provision into the Charter, the Fund is providing greater security to its directors and employees, which we believe will enable it to attract and retain the most highly qualified personnel.

REQUIRED VOTE

    Approval of Proposal No. 2 requires the affirmative vote of a majority of the Fund's outstanding voting securities.

    THE BOARD, INCLUDING INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

                             SHAREHOLDER PROPOSALS

    Any Planholder who wishes to submit a proposal to be considered at the Fund's next meeting of persons having a right to vote with respect to the Fund should send the proposal to that Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be considered for inclusion in the proxy statement and form of proxy relating to such meeting or be brought before such meeting without being included in the proxy statement.

    The Fund will not be required to hold annual meetings of Planholders if the election of Board Members is not required under the Federal securities laws. It is the present intention of the Board of the Fund not to hold annual meetings of Planholders unless such Planholder action is required.

    Planholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the Federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of Planholders arise, management will vote the proxies according to their best judgment in the interest of the Fund.

                                 Jonathan D. Shain

                                 /s/ Jonathan D. Shain

                                 SECRETARY

May   , 2003

        It is important that you execute and return your proxy promptly.

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132

            VOTE TODAY BY MAIL BY RETURNING THE VOTING INSTRUCTION
                        CARD IN THE ENCLOSED ENVELOPE,
            BY TOUCH-TONE TELEPHONE BY CALLING 1-800-690-6903, OR
              BY THE INTERNET BY LOGGING ON TO WWW.PROXYWEB.COM.

*** CONTROL NUMBER: 999 999 999 999 99 ***

PRUDENTIAL'S GIBRALTAR FUND, INC.                       VOTING INSTRUCTION FORM

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("PRUDENTIAL") AND THE BOARD OF DIRECTORS OF PRUDENTIAL'S GIBRALTAR FUND, INC. (THE "FUND") HEREBY SOLICIT YOUR VOTING INSTRUCTIONS IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND SCHEDULED FOR JULY 17, 2003, AT THE OFFICES OF PRUDENTIAL, GATEWAY CENTER THREE, 100 MULBERRY STREET, 14TH FLOOR, NEWARK, NEW JERSEY AT 10:00 A.M.

I (we), the undersigned, hereby instruct Prudential to vote the Fund shares to which I (we), the undersigned, am (are) entitled to give instructions as indicated on the reverse side of this form.


                                                Date
                                                    ---------------------------


           --------------------------------------------------------------------


           --------------------------------------------------------------------
           Signature(s)/Fiduciary Capacity, if applicable     (SIGN IN THE BOX)

           Each Planholder should sign as his/her name appears on this form; if a contract is owned jointly, each owner should sign; if a contract is held in a fiduciary capacity, the fiduciary should sign and indicate his/her fiduciary capacity.

                                                                      GIBRALTAR

LABEL BELOW FOR MIS USE ONLY!
PO#A8477
PROXY FIRST
PRUDENTIAL #863
GIBRALTAR FUND
ORIGINAL 2-UP 4-29-03 JA
ROBIN (GIBRALTF)

MIS EDITS:    # OF CHANGES___/___PRF 1 ____PRF 2____

OK TO PRINT AS IS*____*By signing this form you are authorizing MIS to print this form in its current state.

-----------------------------------------------------------------
SIGNATURE OF PERSON AUTHORIZING PRINTING                   DATE

VOTING INSTRUCTION FORM                 ---------------------------------------
                                        NOTE: YOUR VOTING INSTRUCTION FORM IS
                                        NOT VALID UNLESS IT IS SIGNED. PLEASE
                                        BE SURE TO SIGN YOUR VOTING INSTRUCTION
                                        FORM ON THE REVERSE SIDE.
                                        ---------------------------------------

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE PROPOSALS.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. /X/ PLEASE DO NOT USE FINE POINT PENS.

                                                     FOR             WITHHOLD
                                                 all nominees      authority to
                                                listed (except     vote for all
                                                   as noted          nominees
                                                   at left)           listed

1.   To elect as Directors the following 10
     nominees:
     (01) Saul K. Fenster (02) Delayne Dedrick
     Gold (03) W. Scott McDonald, Jr. (04)
     Thomas T. Mooney (05) Louis A. Weil, III
     (06) Thomas M. O'Brien (07) John A. Pileski
     (08) F. Don Schwartz (09) David R. Odenath
     (10) Robert F. Gunia                            / /                / /   1.

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE
     FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
     NOMINEE'S NUMBER ON THE LINE BELOW.

     --------------------------------------------

                                                     AGAINST   ABSTAIN   FOR

2.   To approve amendments to the Fund's Articles
     of Incorporation                                 / /        / /     / /  2.


                                                                       GIBRALTAR

LABEL BELOW FOR MIS USE ONLY!
PO#A8477
PROXY FIRST
PRUDENTIAL #863
GIBRALTAR FUND
ORIGINAL 2-UP 4-29-03 JA
ROBIN (GIBRALTB)
REVISION #1 4/30/03 TD
OA 4-30-03 JA

MIS EDITS:    # OF CHANGES___/___PRF 1 ____PRF 2____

OK TO PRINT AS IS*____*By signing this form you are authorizing MIS to print this form in its current state.

-----------------------------------------------------------------
SIGNATURE OF PERSON AUTHORIZING PRINTING                   DATE